Exhibit 10.22

Execution Version

FIRST AMENDMENT

FIRST AMENDMENT, dated as of February 28, 2025 (this “Amendment”), to the Credit Agreement, dated as of January 3, 2025, among PURSUIT ATTRACTIONS AND HOSPITALITY, INC., a Delaware corporation (the “Top Borrower”), BREWSTER INC., an Alberta corporation (the “Co-Borrower” and, together with the Top Borrower, the “Borrowers”), the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Existing Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Existing Credit Agreement or the Amended Credit Agreement (as defined below), as applicable.

WHEREAS, the Top Borrower has requested an amendment to the Existing Credit Agreement pursuant to which certain provisions of the Existing Credit Agreement will be amended as set forth herein;

WHEREAS, Section 10.01 of the Existing Credit Agreement permits the Top Borrower to amend or otherwise modify Section 7.01 and Schedule 7.03 the Existing Credit Agreement with the written consent of the Required Lenders and without the consent of any other Lender;

WHEREAS, the Top Borrower and the parties hereto constituting the Required Lenders wish to amend the Existing Credit Agreement on the terms set forth herein; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.
Amendments. Effective as of the Effective Date (as defined below), the Existing Credit Agreement is hereby amended (the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”) as follows:
(a)
The last paragraph of Section 7.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding any other provision of this Section 7.01 to the contrary, the Top Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly create, incur, assume or suffer to exist any Lien securing the Indebtedness set forth in clause (a) of the definition thereof upon any of its fee interest or leasehold interest in any real property, whether now owned or hereafter acquired, except for Liens (i) permitted pursuant to Section 7.01(c), (d), (h), (i), (j), (s) or (u) and (ii) securing Construction Indebtedness incurred under Section 7.03(c) or (e).”

(b)
Schedule 7.03 (Existing Indebtedness) to the Existing Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit A attached hereto.
Section 2.
Conditions to Effectiveness of Amendment.

The effectiveness of the terms of this Amendment shall be subject to satisfaction of the following conditions precedent (the date upon which this Amendment becomes effective, the “Effective Date”):

(a)
Counterparts. The Administrative Agent having received the executed counterparts of this Amendment executed by the Top Borrower, the Administrative Agent and the Required Lenders.
(b)
Fees. The Administrative Agent shall have received all costs and expenses due and payable on or prior to the Effective Date in connection with this Amendment, including to the extent invoiced prior to the Effective Date and required to be paid or reimbursed pursuant to Section 10.04 of the Existing Credit Agreement, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent) required to be reimbursed or paid by the Top Borrower hereunder or under any other Loan Document.
Section 3.
Representations and Warranties.

On and as of the Effective Date, after giving effect to this Amendment, the Top Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)
Corporate Power and Authority; Authorization; Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party that is party hereto; the execution, delivery and performance by each Loan Party of this Amendment and performance of the Amended Credit Agreement by the Borrowers have been duly authorized by all necessary corporate or other organizational action; and this Amendment and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and general principles of equity.
(b)
Representation and Warranties from Amended Credit Agreement. The representations and warranties contained in Article V of the Amended Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the Effective Date, as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, respectively; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates, as applicable; provided further that the representations and warranties contained in Sections 5.05(a) and (b) of the Amended Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) or (b) of the Amended Credit Agreement, respectively.
(c)
No Default. Immediately prior to and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
Section 4.
Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. The electronic execution provisions in Section 10.19 of the Amended Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 5.
Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.16 and 10.17 of the Amended Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 6.
Headings.

Section headings in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Loan Document.

Section 7.
Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of the Existing Credit Agreement or any of the Loan Documents. For the avoidance of doubt, on and after the Effective Date, this Amendment shall for all purposes constitute a Loan Document.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PURSUIT ATTRACTIONS AND HOSPITALITY, INC.,

as the Top Borrower

By: /s/ Carrie J. Long
Name: Carrie J. Long
Title: Treasurer

[Pursuit – Signature Page to the First Amendment]

BANK OF AMERICA, N.A.,

as the Administrative Agent

By: /s/ Angela Berry

Name: Angela Berry

Title: Assistant Vice President

[Pursuit – Signature Page to the First Amendment]

BANK OF AMERICA, N.A.,

as a Lender

By: /s/ Brendan Kelly

Name: Brendan Kelly

Title: Senior Vice President

[Pursuit – Signature Page to the First Amendment]

KeyBank National Association,

as a Lender

By: /s/ Eric W. Domin

Name: Eric W. Domin

Title: SVP

[Pursuit – Signature Page to the First Amendment]

TRUIST BANK,

as a Lender

By: /s/ J. Carlos Navarrete

Name: J. Carlos Navarrete

Title: Director

[Pursuit – Signature Page to the First Amendment]

Exhibit A

Schedule 7.03

(See attached)